UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HEPALIFE TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HepaLife Technologies, Inc.
850 Third Avenue
 Suite 1801
New York, NY 10022
Telephone: 646-218-1450

November 15, 2010

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of HepaLife Technologies, Inc. to be held at 9:00, eastern time, on December 20, 2010 at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10020.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Steven Berger, Chief Financial Officer, Treasurer and Secretary, by email at sberger@aquamedinc.com or phone at 646-218-1404 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on December 17, 2010 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Please note that starting this year, brokers cannot vote your shares in director elections without your voting instructions.  Please submit your proxy or attend the meeting and vote in person so your vote will be counted.

To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.  I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Richard Rosenblum

Richard Rosenblum
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 20, 2010:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and
2010 Annual Report to Shareholders are available at:

[ • ]

HepaLife Technologies, Inc.
850 Third Avenue
 Suite 1801
New York, NY 10022
Telephone: 646-218-1450

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 20, 2010

The 2010 Annual Meeting of Shareholders of HepaLife Technologies, Inc., a Florida corporation (the “Company”), will be held at 9:00 a.m., eastern time, on December 20, 2010 at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10020. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of one Class I director to serve on our Board of Directors for a term of three years or until his successor is elected and qualified, for which the following is a nominee: Joseph Sierchio.

(2)	Approval of an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Alliqua, Inc.” (the “Name Change Amendment”)

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

(4)	Such other business as may properly come before the Annual Meeting.

Shareholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote FOR the nominee for director named above, a vote FOR the approval of the Name Change Amendment and a vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Board of Directors has fixed the close of business on November 12, 2010 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.  A complete list of registered shareholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Steven Berger, Chief Financial Officer, Treasurer and Secretary, by email at sberger@aquamedinc.com or phone at 646-218-1404 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on December 17, 2010 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ David Stefansky

David Stefansky
Chairman

November 15, 2010

HepaLife Technologies, Inc.
850 Third Avenue
Suite 1801
New York, NY 10022
Telephone: 646-218-1450
__________________________________

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 20, 2010
__________________________________

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “HepaLife” refer to HepaLife Technologies, Inc., a Florida corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) on behalf of HepaLife Technologies, Inc., a Florida corporation, to be voted at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held on December 20, 2010, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated November 15, 2010 and are expected to be first sent or given to shareholders on or about November 15, 2010.

The executive offices of the Company are located at, and the mailing address of the Company is, 850 Third Avenue,
Suite 1801, New York, New York 10022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 20, 2010:

Our official Notice of Annual Meeting of Shareholders, Proxy Statement and
2010 Annual Report to Shareholders are available at:

[ • ]

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”  If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of one Class I director to serve on our Board of Directors for a term of three years or until his successor is elected and qualified, for which the following is a nominee: Joseph Sierchio.

(2)	Approval of an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Alliqua, Inc.” (the “Name Change Amendment”).

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

(4)	Such other business as may properly come before the Annual Meeting.

Also, immediately following the vote on these matters, management will report on the Company’s performance during the last fiscal year and respond to questions from shareholders.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact HepaLife Technologies, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022, Attn: Investor Relations or by calling 646-218-1450 and asking for Investor Relations. Eligible shareholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on November 12, 2010 (the “Record Date”). The Record Date is established by the Board of Directors as required by Florida law. On the Record Date, [199,694,158] shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer, Inc., our stock transfer agent, you are considered the shareholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares.  You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  In the absence of specific instructions from you, due to recent regulatory changes, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal 1).  Your broker also does not have discretionary authority to vote your shares with respect to the approval of the Name Change Amendment (Proposal 2).

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Richard Rosenblum, President, and David Stefansky, Chairman, to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions.  See “What is a broker non-vote?”  Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Steven Berger, Chief Financial Officer, Treasurer and Secretary, the inspector of election appointed for the Annual Meeting.  Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), shareholders may vote for the director nominee or may withhold their vote as to the director nominee.  With respect to the approval of the Name Change Amendment (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3), shareholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominee for director.

Proposal 2—FOR the approval of the Name Change Amendment.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominee for director.

Proposal 2—FOR the approval of the Name Change Amendment.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares.  See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•
Giving written notice of revocation to the Company addressed to Steven Berger, Chief Financial Officer, Treasurer and Secretary, at the Company’s address above, which notice must be received before noon on December 17.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the director nominee who receives a majority of the votes cast in the election of directors will be elected.

Approval of the Name Change Amendment (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the proposals presented in this Proxy Statement.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.  Broker non-votes will have no effect on the election of directors (Proposal 1), the approval of the Name Change Amendment (Proposal 2) or the ratification of the independent registered public accounting firm (Proposal 3).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for shareholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Steven Berger at 646-218-1404 or sberger@aquamedinc.com.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

HepaLife does not currently have any standing committees of the Board of Directors and, accordingly, there are no formal committee charters.  The full Board of Directors is responsible for performing the functions of the:  (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. During the year ending December 31, 2009, the Board of Directors held 8 meetings, and each director attended at least 75% of these meetings.  We do not have a policy requiring director attendance at shareholder meetings, but members of our Board of Directors are encouraged to attend.  Two members of the Board of Directors attended HepaLife’s most recent annual meeting.

We expect our Board of Directors, in the future, to appoint an Audit Committee, Nominating Committee, Compensation Committee and any other appropriate committees, and to adopt charters relative to each such committee. Although not required, we intend to appoint such persons to committees in order to meet the corporate governance requirements imposed by the national securities exchanges. In order to meet this goal, we intend to add independent directors.

Audit Committee

The Board of Directors does not currently have a standing Audit Committee.  The full Board of Directors performs the principal functions of the Audit Committee.  The full Board of Directors monitors HepaLife’s financial reporting process and internal control system and reviews and appraises the audit efforts of HepaLife’s independent registered public accounting firm.

Compensation Committee

The Board of Directors does not currently have a standing Compensation Committee due to the relatively small size of the Board of Directors.  The full Board of Directors establishes overall compensation policies for HepaLife and reviews recommendations submitted by its management.  The Board of Directors has not retained the services of any compensation consultants.

Nominating Committee

The Board of Directors does not currently have a standing Nominating Committee. The full Board of Directors participates in the process of nominating directors to serve on the Board of Directors. Due to the relatively small size of the Board of Directors, HepaLife has not established a separate Nominating Committee.  HepaLife does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, but considers any such recommendations.  Shareholders should follow the instructions under “Communications With The Board Of Directors” to submit any such recommendations.  HepaLife considers a candidate’s depth of experience, availability and potential contributions to the diversity of the Board of Directors when evaluating nominees for director.

Board Leadership Structure and Role in Risk Oversight

David Stefansky currently serves as the Chairman of our Board of Directors.  Mr. Stefansky is not an independent director.  The Board of Directors is committed to promoting effective governance of the Company. The Board of Directors strongly believes it is in the best interests of the shareholders and the Company for the Board of Directors to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director.  Currently, the Board has determined that it is in the best interests of the shareholders and the Company for Mr. Stefansky to serve as our Chairman.  The Board of Directors believes that as a significant shareholder, Mr. Stefansky’s interests are sufficiently aligned with the shareholders he represents.  Mr. Stefansky has significant experience serving on corporate boards and extensive financial, investment and strategic experience, all of which make him an effective leader and facilitator of Board of Director meetings and processes.

The full Board of Directors is responsible for, and involved with, risk oversight of HepaLife. As its operations expand, HepaLife anticipates that the primary responsibility for day-to-day risk oversight may be designated to a committee of the Board of Directors, which would report to the full Board of Directors.

Director Independence

Because none of HepaLife’s securities are listed on a national securities exchange, HepaLife is not required to have any independent directors and currently does not have any  independent directors.  Prior to his resignation from the Board of Directors, Mr. Javier Jimenez was an “independent director” under the standards of independence set forth in Rule 5605(a)(2) of the NASDAQ Stock Market Rules.

Communications With The Board Of Directors

HepaLife has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should you wish to submit a written communication to the Board of Directors or an individual director, you may mail or deliver such communication to: HepaLife Technologies, Inc., Board of Directors, 850 Third Avenue, Suite 1801, New York, New York 10022, Attention: David Stefansky, Chairman.  All appropriate communications received from shareholders will be forwarded to the Board of Directors or any committee thereof, if any, as appropriate.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2009, Frank Menzler, our former Chief Executive Officer, President and Chairman of the Board of Directors, participated in deliberations of the Board of Directors concerning executive officer compensation until his resignation from the Board of Directors on September 30, 2009.  None of our executive officers served as a director or member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Board of Directors.

Certain Related Transactions and Relationships

Legal Fees: Legal fees expensed for the years ended December 31, 2008 and 2009 and for the portion of 2010 up to November 4, 2010 that were paid to Joseph Sierchio, who also serves as a member of the Board of Directors, totaled $111,150, $204,193 and $104,777.50, respectively.  In connection with our May 2008 private placement, we settled $21,250 in legal fees owed to Mr. Sierchio by issuing Mr. Sierchio 50,000 units of securities (“Units”), with each Unit consisting of one share of our common stock and one Series C warrant.

Notes Payable and Accrued Interest: On May 23, 2008, we reached an agreement with Harmel S. Rayat pursuant to which Mr. Rayat (i) converted the entire outstanding principal amount ($877,800) of a loan to the Company into an aggregate of  2,065,412  Units, at a conversion price of $0.425 per Unit and (ii) agreed to accept $150,000 in full payment and satisfaction of the accrued and unpaid interest on the loan in the amount of $249,945. Mr. Rayat is a former officer, director and majority shareholder of HepaLife.

Rent: Until August 31, 2008, our administrative office was located in Canada. This premise is owned by a private corporation controlled by Mr. Rayat. We paid rent of $26,866 for the year ended December 31, 2008 to the private corporation.  Effective September 1, 2008, we closed this administrative office, terminating all of its employees.  There were no severance arrangements with any of the terminated employees.

AquaMed: On May 11, 2010, HT Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of HepaLife, merged with and into AquaMed Technologies, Inc. (“AquaMed”), a privately held Delaware corporation (the “Merger”), with AquaMed continuing as the surviving corporation and becoming a wholly-owned subsidiary of HepaLife.

On February 2, 2009, AquaMed issued 201,695 shares of its Series A Preferred Stock to Harborview Master Fund, L.P. in exchange for Harborview Master Fund, L.P. contributing to AquaMed (i) $2,373,754.03 of Senior Secured Convertible Promissory Notes originally issued by Aquamatrix, Inc., a Delaware corporation and AquaMed’s predecessor (“Aquamatrix”), and (ii) $205,419.32 of Bridge Notes originally issued by Aquamatrix.

On August 26, 2009, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Master Fund, L.P. in exchange for $249,995.80.

On May 10, 2010, AquaMed issued 19,531 shares of its Series B Preferred Stock to Harborview Value Master Fund, L.P. in exchange for $249,995.80.

Each of David Stefansky, our Chairman, and Richard Rosenblum, our President and a director, hold a 50% interest and are the managing members of Harborview Advisors, LLC, the investment manager of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P.  Messrs. Stefansky and Rosenblum each disclaim beneficial ownership of the shares of HepaLife common stock held by Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., except to the extent of any pecuniary interest in the securities.

On May 10, 2010, AquaMed paid Harborview Capital Management, LLC, with respect to which each of David Stefansky and Richard Rosenblum hold a 50% interest and are the managing members, a one time fee of $250,000 as consideration for Harborview Capital Management, LLC’s time, efforts and services in sourcing, negotiating and structuring the Merger on behalf of AquaMed.

Compensation: Matthew Harriton is the sole member of 12th Street Financial, LLC, which holds 10,000,000 shares of our common stock acquired in the Merger. Mr. Harriton is also an executive officer of our AquaMed and Alliqua BioMedical, Inc. subsidiaries.  He receives compensation of $10,000 per month.

From May 2010 through October 2010, each of Richard Rosenblum and David Stefansky were paid $42,000 for their service as directors of HepaLife. Mr. Stefansky and Mr. Rosenblum are not entitled to receive any additional director fees for the balance of 2010. They did not receive any compensation for their service as executive officers.  Commencing in November 2010, HepaLife will pay Harborview Capital Management, LLC, with respect to which Mr. Rosenblum and Mr. Stefansky are managing members, $14,000 per month in exchange for the services of Mr. Rosenblum as President and Mr. Stefansky as Chairman (with respect to his executive duties), together with the provision by Harborview Capital Management, LLC to HepaLife of office space, secretarial services and conference facilities.

Steven Berger is paid $10,000 per month for his services as Chief Financial Officer of HepaLife, with respect to which an aggregate of $70,000 has been paid to date. Mr. Berger is also employed by Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P., and Harborview Value Master Fund, L.P.

Involvement in Certain Legal Proceedings

HepaLife is not aware of any legal proceedings in which any director, officer, affiliate, or any owner of record or beneficial owner of more than five percent of any class of voting securities of HepaLife, or any associate of any such director, officer, affiliate or security holder, is a party adverse to HepaLife or any of its subsidiaries or has a material interest adverse to HepaLife or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 4, 2010 the beneficial ownership of HepaLife’s common stock by each director and executive officer of HepaLife and each person known by HepaLife to beneficially own more than 5% of HepaLife’s common stock outstanding as of such date and the executive officers and directors of HepaLife as a group.

The percentages of HepaLife’s common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares of HepaLife’s common stock beneficially owned.  As of November 4, 2010, we had 199,694,158 shares of common stock outstanding.

Person or Group	Number of Shares of HepaLife Common Stock	Percent
David Stefansky	35,794,498(1)	17.9%
850 Third Avenue, Suite 1801
New York, NY 10022

Richard Rosenblum	35,794,498(1)	17.9%
850 Third Avenue, Suite 1801
New York, NY 10022

Steven Berger	0	0
850 Third Avenue, Suite 1801
New York, NY 10022

Joseph Sierchio	110,000(2)	<1%
850 Third Avenue, Suite 1801
New York, NY 10022

Amit Dang	100,000(3)	<1%
60 State Street, Suite 700
Boston, MA 02109

Frank Menzler	40,900	<1%
60 State Street, Suite 700
Boston, MA 02109

1420525 Alberta Ltd.	34,261,174(4)	17.2%
216-1628 West First Avenue
Vancouver, B.C.
V6J 1G1 Canada

Harborview Master Fund, L.P.	27,981,999(1)	14.0%
850 Third Avenue, Suite 1801
New York, NY 10022

12th Street Financial, LLC(5)	10,000,000	5.0%
850 Third Avenue, Suite 1801
New York, NY 10022

Directors and Executive Officers	35,904,498	18.0%
as a group (4 persons)

(1)
Represents shares of HepaLife’s common stock owned directly by Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P. Harborview Advisors, LLC is the general partner of Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P. and has sole voting and dispositive power over the securities. Richard Rosenblum and David Stefansky are the managing members of Harborview Advisors, LLC and disclaim beneficial ownership of the reported securities, except to the extent of any pecuniary interest in the securities.

(2)	This amount includes 10,000 shares of HepaLife’s common stock issuable upon exercise of vested options.

(3)	Represents shares issuable upon exercise of vested options.

(4)
This amount includes 31,057,980 shares of HepaLife’s common stock held by 1420525 Alberta Ltd., a private Alberta company wholly-owned by Harmel Rayat, and 3,203,194 shares of HepaLife’s common stock held by Tajinder Chohan, Mr. Rayat’s wife. In his capacity as the sole stockholder of 1420525 Alberta Ltd. and its President, Mr. Rayat may be deemed to have beneficial ownership of the shares of HepaLife’s common stock owned by 1420525 Alberta Ltd.

(5)
This information is based on a Schedule 13D filed on August 25, 2010.  Matthew Harriton is the sole member of 12th Street Financial, LLC and has voting and investment power with respect to the shares of HepaLife common stock held by 12th Street Financial, LLC.

As discussed above, on May 11, 2010, HT Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary of HepaLife, merged with and into AquaMed, with AquaMed continuing as the surviving corporation and becoming a wholly-owned subsidiary of HepaLife.  Pursuant to the Merger, each issued and outstanding share of AquaMed common stock, par value $0.001 per share (the “AquaMed Common Stock”), was cancelled and converted into the right to receive 25 shares of HepaLife common stock (the “Common Merger Consideration”); each issued and outstanding share of AquaMed Series A Preferred Stock, par value $0.001 per share (the “AquaMed Series A Preferred Stock”), was cancelled and converted into the right to receive 100 shares of HepaLife common stock (the “Series A Merger Consideration”); and each issued and outstanding share of AquaMed Series B Preferred Stock, par value $0.001 per share (the “AquaMed Series B Preferred Stock”), was cancelled and converted into the right to receive 399.99994 shares of HepaLife common stock (the “Series B Merger Consideration,” and together with the Common Merger Consideration and the Series A Merger Consideration, collectively, the “Merger Consideration”).  In the aggregate, the Merger Consideration consisted of 84,800,000 shares of HepaLife Common Stock.

Harborview Master Fund, L.P. was a holder of AquaMed Series A Preferred Stock and AquaMed Series B Preferred Stock.  The shares of AquaMed Series A Preferred Stock and AquaMed Series B Preferred Stock owned by Harborview Master Fund were converted into a total of 27,981,999 shares of HepaLife’s common stock and the shares of AquaMed Series B Preferred Stock owned by Harborview Value Master Fund were converted into a total of 7,812,499 shares, or 17.9%, of HepaLife’s common stock.

Effective May 11, 2010, upon consummation of the Merger, each of Jatinder Bhogal and Javier Jimenez resigned from our Board of Directors.  Upon the consummation of the Merger, Richard Rosenblum and David Stefansky were appointed to the Board of Directors.  Subsequent to this appointment, the Board of Directors and Mr. Rosenblum determined that Mr. Rosenblum would not accept this appointment until we satisfied the notice requirements to our shareholders pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Until such time, Mr. Rosenblum was invited to participate at all meetings of the Board of Directors as an observer. On May 21, 2010, we filed with the Securities and Exchange Commission an Information Statement on Schedule 14F-1, which was mailed to shareholders on May 27, 2010. Accordingly, effective June 7, 2010, Mr. Rosenblum accepted his appointment to the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires HepaLife’s directors and executive officers and persons who beneficially own more than 10% of a registered class of HepaLife’s equity securities to file reports of ownership and reports of changes in ownership with the SEC. These persons are required by regulations of the SEC to furnish HepaLife with copies of all Section 16(a) forms they file.

Based solely on HepaLife’s review of the copies of these forms received by HepaLife, HepaLife believes that, with respect to fiscal year 2009, its officers with the exception of Amit S. Dang, who was delinquent in filing his Form 3, directors, with the exception of director Joseph Sierchio, who was delinquent in filing one Form 4 to report one transaction, and 10% shareholders were in compliance with all applicable filing requirements.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR

The Board of Directors currently consists of three members and is classified into three classes. The term of one class of directors expires each year. The term of our one Class I director, Joseph Sierchio, will expire at the Annual Meeting.  Mr. Sierchio has been nominated for election as a director by the Board of Directors to serve for a term of office to expire at the Annual Meeting of Shareholders in 2013, to hold office until his successor has been duly elected and qualified. Shareholders will be unable to vote for more than one person. To be elected as a director, Mr. Sierchio must receive a majority of the votes cast in the election of directors.  Should Mr. Sierchio become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may nominate or designate. Mr. Sierchio has expressed his intention to serve the entire term for which election is sought.

Directors and Nominee

The following table and text set forth the name, age and positions of the director nominee and each director:

Name	Age	Director Class	Position	Term Expiration
Joseph Sierchio	60	Class I	Director	2010 Annual Meeting
Richard Rosenblum	51	Class II	President and Director	2011 Annual Meeting
David Stefansky	38	Class III	Chairman	2012 Annual Meeting

Biographies

David Stefansky  David Stefansky has been a director of HepaLife since May 11, 2010.  He was appointed in accordance with the terms of the agreement and plan of merger, dated May 11, 2010, pursuant to which the Merger was consummated.  Mr. Stefansky has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. Mr. Stefansky previously was a managing director of investment banking for vFinance, Inc., a middle market investment banking and brokerage organization.  Mr. Stefansky currently serves as a director of China Opportunity Inc.  From September 2006 to March 2009, Mr. Stefansky was a director of Boxwoods, Inc. From September 2006 to May 2007, Mr. Stefansky was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Stefansky was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Stefansky was a director of HG Partners, Inc.  Mr. Stefansky’s background and experience provide him with extensive investment, capital markets and strategic experience, as well as important insights into corporate governance and board functions.

Richard Rosenblum  Richard Rosenblum has been a director of HepaLife since June 7, 2010.  He was appointed in accordance with the terms of the agreement and plan of merger, dated May 11, 2010, pursuant to which the Merger was consummated.  Richard Rosenblum has been a principal of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2004. Mr. Rosenblum was previously a managing director of investment banking for vFinance, Inc., a middle market investment banking and brokerage organization.  Mr. Rosenblum currently serves as a director of Celsia Technologies, Inc.  From September 2006 to April 2010, Mr. Rosenblum was a director of Boxwoods, Inc., which changed its name to Duke Mining Company, Inc. in March 2009. From September 2006 to May 2007, Mr. Rosenblum was a director of Mill Basin Technologies, Ltd. From November 2006 to January 2008, Mr. Rosenblum was a director of Marine Park Holdings, Inc. From August 2009 to September 2009, Mr. Rosenblum was a director of HG Partners, Inc.  Mr. Rosenblum graduated from the State University of New York at Buffalo in 1981, summa cum laude, with a degree in finance and accounting.  Mr. Rosenblum’s background and experience provide him with extensive investment, capital markets and strategic experience, as well as important insights into corporate governance and board functions.

Joseph Sierchio  Joseph Sierchio has been a director of HepaLife since September 2008.  Mr. Sierchio has practiced corporate and securities law in New York City since 1975, representing and offering counsel to domestic and foreign corporations, investors, entrepreneurs, and public and private companies in the United States, Canada, United Kingdom, Germany, Italy, Switzerland, Australia, and Hong Kong. Mr. Sierchio is admitted in all New York state courts and federal courts in the Eastern, Northern, and Southern Districts of the State of New York as well as the federal Court of Appeals for the Second Circuit. Mr. Sierchio earned his Doctor of Law degree at Cornell University Law School in 1974, and a Bachelor of Arts degree, with Highest Distinction in Economics, from Rutgers College at Rutgers University, in 1971. Mr. Sierchio is also a member of Sierchio & Company, LLP.  Mr. Sierchio currently serves on the board of directors for New Energy Technologies, Inc. and Entheos Technologies, Inc. He has held this position since September 2008.  Mr. Sierchio’s background and experience provide him with significant legal experience, as well as important insights into corporate governance and board functions.  As a director of HepaLife prior to the Merger, Mr. Sierchio brings continuity and a familiarity with HepaLife to the Board of Directors.

There are no family relationships between any of our directors or executive officers.

The Board of Directors regard all of the individuals above as competent professionals with many years of experience in the business community.  The Board of Directors believe that the overall experience and knowledge of the members of the Board of Directors will contribute to the overall success of our business.

Vote Required

To be elected as a director, Mr. Sierchio must receive a majority of the votes cast in the election of directors.

The Board of Directors recommends that you vote FOR the director nominee.

EXECUTIVE OFFICERS

In addition to Richard Rosenblum and David Stefansky, whose information is set forth above under the caption “Proposal 1: Election of Directors – Directors and Nominee,” below is certain information with respect to Steven Berger, our Chief Financial Officer, Treasurer and Secretary.

Steven Berger  Steven Berger has been the Chief Financial Officer, Treasurer and Secretary of HepaLife since May 11, 2010.  Mr. Berger has been the Chief Financial Officer and Chief Operating Officer of Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P. and Harborview Value Master Fund, L.P., since 2007. His past executive finance positions include serving as Chief Financial Officer of Global/CHC Worldwide LLC, a chemical coatings company. Other executive experience includes his tenure as President of Morgan Harris & Co. where he was involved in equity trading. From 2000 to 2003, Mr. Berger was Chief Financial Officer of Virtual BackOffice Inc., a company engaged in the provision of virtual secretarial services. From 1983 to 1999, Mr. Berger was the Treasurer, Controller and Chief Compliance Officer with LaBranche & Co., the parent corporation of LaBranche & Co. LLC, one of the oldest and largest specialists in equity securities listed on the New York Stock Exchange and the American Stock Exchange. Mr. Berger holds a Bachelor of Science degree in business administration with a concentration in finance from Boston University.

EXECUTIVE COMPENSATION

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board of Directors has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2009, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

The following table and descriptive materials set forth information concerning compensation earned for services rendered to the Company by the persons who served as Chief Executive Officer and Chief Financial Officer during the 2009 fiscal year (the “Named Executive Officers”).  We had no other executive officers of the Company during the 2009 fiscal year.

2009 and 2008 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Amit Dang (1)	2009	$21,000	$0	$23,000	$0	$44,000
Former President, CEO,	2008	$0	$0		$0	$0
CFO, Secretary

Frank Menzler (2)	2009	$225,000	$35,000	$205,000	$975(3)	$465,975
Former President, CEO,	2008	$225,000	$0		$450(3)	$225,450
Chairman, and Director

(1)	Mr. Dang was appointed to his positions on October 13, 2009.

(2)	Mr. Menzler resigned as a director effective September 30, 2009 and as an officer effective October 13, 2009.

(3)	Represents life insurance premiums for the benefit of Mr. Menzler.

On October 13, 2009, we entered into an Interim Executive Services Agreement with Mr. Dang in which Mr. Dang was appointed as our Interim Chief Executive Officer, President and Secretary.  Mr. Dang received a fee of $7,000 per month during the term of the Agreement.  This agreement could have been terminated at any time by us and upon 90 days prior written notice by Mr. Dang.  It was not expected that Mr. Dang would devote his full time and attention to our operations.  This agreement was terminated upon Mr. Dang’s resignation from HepaLife on May 11, 2010 upon the closing of the Merger.

Mr. Dang was also granted an option to purchase, subject to vesting restrictions, up to 100,000 shares of the Company’s common stock, at a price of $0.32 per share (the closing price of the Company’s common stock as reported on the Over the Counter Bulletin Board on October 13, 2009). The options were to vest and become exercisable when either (a) with Mr. Dang’s support and contribution, we were able to successfully consummate a strategic transaction, or other such commercial transaction which the Board of Directors deemed sufficiently substantial, or (b) the Board of Directors, in its sole discretion, elected to accelerate the vesting of the options.  We expected that the options would vest within one year from the date of grant.  On May 4, 2010, the Board of Directors adopted a resolution to amend the stock option agreement for Mr. Dang to change the period for exercising the option after termination from 90 days to 12 months.  The options vested upon the discretion of the Board of Directors prior to the Merger on May 7, 2010.

On September 30, 2009, we and Mr. Menzler entered into a restated employment agreement providing for, among other things, the payment to Mr. Menzler of a signing bonus of $35,000, which was recorded as salary expense; a severance payment of up to six-months salary and benefits; cancelation of all stock option grants; and the resignation of Mr. Menzler as a director and Chairman of our Board of Directors.

On October 13, 2009, Mr. Menzler resigned from his position as Chief Executive Officer and President.  Pursuant to the terms of the restated employment agreement, Mr. Menzler was appointed Special Technical Advisor and continued to be our employee.

On March 16, 2010, HepaLife gave written notice to Mr. Menzler of its election to terminate the September 30, 2009 restated employment agreement effective March 31, 2010.

At fiscal year end 2009, we did not have any change-of-control or severance agreements with any of our executive officers or directors. In the event of the termination of employment of the Named Executive Officers any and all unexercised stock options would expire and no longer be exercisable after a specified time following the date of the termination.

2009 Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($/sh)	Option Expiration Date
Amit Dang	0	0	100,000(1)	$0.32	10/13/2014

(1)
It was understood and agreed that the options would vest and become exercisable, only when: (a) with Mr. Dang’s support and contribution, the Company was able to successfully consummate a strategic transaction, or other such commercial transaction which the Board of Directors deems sufficiently substantial, or if (b) the Board of Directors, in its sole discretion, elected to accelerate the vesting of the options.  On May 4, 2010, the Board of Directors adopted a resolution to amend the stock option agreement for Mr. Dang to change the period for exercising the option after termination from 90 days to 12 months.  These options vested upon the discretion of the Board of Directors prior to the Merger on May 7, 2010.

Effective May 11, 2010, upon consummation of the Merger, Mr. Dang resigned from his position as Interim Chief Executive Officer and President and Interim Chief Financial Officer of HepaLife. Upon consummation of the Merger, Richard Rosenblum was appointed President of the Company, David Stefansky was appointed Chairman and Steven Berger was appointed Chief Financial Officer, Treasurer and Secretary.

From May 2010 through October 2010, each of Mr. Rosenblum and Mr. Stefansky were paid $42,000 for their service as directors of HepaLife. Mr. Stefansky and Mr. Rosenblum are not entitled to receive any additional director fees for the balance of 2010. They did not receive any compensation for their service as executive officers.  Commencing in November 2010, HepaLife will pay Harborview Capital Management, LLC, with respect to which Mr. Rosenblum and Mr. Stefansky are managing members, $14,000 per month in exchange for the services of Mr. Rosenblum as President and Mr. Stefansky as Chairman (with respect to his executive duties), together with the provision by Harborview Capital Management, LLC to HepaLife of office space, secretarial services and conference facilities.

Mr. Berger is paid $10,000 per month for his services as Chief Financial Officer of HepaLife, with respect to which an aggregate of $70,000 has been paid to date. Mr. Berger is also employed by Harborview Advisors, LLC, the investment manager for Harborview Master Fund, L.P., and Harborview Value Master Fund, L.P.

Compensation of Directors

We do not pay director compensation to directors who are also our employees. Our Board of Directors determines the non-employee directors’ compensation for serving on the Board of Directors and its committees. In establishing director compensation, the Board of Directors is guided by the following goals:

•	Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
•	Compensation should align the directors’ interests with the long-term interests of shareholders; and
•	Compensation should assist with attracting and retaining qualified directors.

During the fiscal year ended December 31, 2009, non-employee directors received $2,500 per quarter for their services as directors plus $500 for each board meeting attended in excess of five per year.  Directors were entitled to participate in our 2001 Incentive Stock Option Plan.  We also reimbursed our directors for any actual expenses incurred to attend meetings of the Board of Directors.

The table below outlines director compensation for the fiscal year ended December 31, 2009.

Name	Fees earned or paid in cash (1)	Stock awards Aggregate Grant Date Fair Value	Option awards Aggregate Grant Date Fair Value	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (3)	Total
Javier Jimenez	$11,000	$0	$0	$0	$0	$7,081	$18,081
Jatinder Bhogal	$11,000	$0	$0	$0	$0	$3,315	$14,315
Roland Schomer (2)	$8,667	$0	$0	$0	$0	$5,574	$14,241
Joseph Sierchio	$11,000	$0	$0	$0	$0	$3,315	$14,315

(1)	The amounts in this column represent the monthly cash meeting fee earned by or paid to the Company's directors for service during the fiscal year ended December 31, 2009.
(2)	Mr. Schomer resigned as a director effective October 6, 2009.
(3)	Other compensation represent stock-based compensation expense the Company recognized during 2009 relating to the 50,000 stock option each director was granted when appointed to the Board of Directors.

During the fiscal year ended December 31, 2009, our policy was that each non-employee director received an initial stock option entitling him to purchase up to 50,000 shares of stock at a price per share equal to the closing price of our common stock, as reported on the Over the Counter Bulletin Board on the date of the option grant; the options vested at the rate of 20% per annum in arrears.

On October 7, 2009, the Board of Directors approved a change of control Severance Plan (the “Severance Plan”) that affected the Board of Directors.  Pursuant to the Severance Plan, if a director resigned or was removed following a change in control, the director would have been entitled to receive a cash severance payment equal to $1,200 per month served as a director, up to a maximum amount of $24,000. Prior to the closing of the Merger, Mr. Jimenez and Mr. Bhogal each received $24,000 pursuant to the Severance Plan. Prior to such closing, Mr. Sierchio waived any and all compensation that may have been owed to him in connection with a change of control.

We have no other arrangements pursuant to which any of our directors were compensated during the years ended December 31, 2009 and 2008 for services as a director.

Effective May 11, 2010, upon consummation of the Merger, Mr. Bhogal and Mr. Jimenez resigned from our Board of Directors.  Upon the consummation of the Merger, Richard Rosenblum and David Stefansky were appointed to the Board of Directors.  Subsequent to this appointment, the Board of Directors and Mr. Rosenblum determined that Mr. Rosenblum would not accept this appointment until we satisfied the notice requirements to our shareholders pursuant to Rule 14f-1 under the Exchange Act. Until such time, Mr. Rosenblum was invited to participate at all meetings of the Board of Directors as an observer. On May 21, 2010, we filed with the Securities and Exchange Commission an Information Statement on Schedule 14F-1, which was mailed to shareholders on May 27, 2010. Accordingly, effective June 7, 2010, Mr. Rosenblum accepted his appointment to the Board of Directors.

HepaLife has not adopted a new non-employee director compensation policy. Mr. Sierchio is our only non-employee director and the Board of Directors has authorized payments to him of $2,250 per month, with respect to which an aggregate of $15,750 has been paid to date. In addition, as noted above, from May 2010 through October 2010, each of Richard Rosenblum and David Stefansky were paid $42,000 for their service as directors of HepaLife, but are not entitled to additional director compensation for the balance of 2010.

AUDIT COMMITTEE MATTERS

As previously noted in this Proxy Statement, the Company does not have a separately-designated standing Audit Committee of the Board of Directors, and the entire Board of Directors performs any functions that would otherwise be performed by a separately-designated standing Audit Committee.  Our Board of Directors has not adopted a written charter with respect to the Board of Directors’ performance of Audit Committee type functions.

The general function performed by the Board of Directors in its role as an Audit Committee is to oversee the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  The Board of Directors’ role in performing the functions of an Audit Committee includes overseeing the audit of our financial statements and the performance of our internal accounting and financial reporting and internal auditing processes, and discussing with management our processes to manage business and financial risk.  The role of the Board of Directors in performing the functions of an Audit Committee also includes the appointment, compensation, retention and oversight of the independent auditor engaged to prepare and issue audit reports on our financial statements.

The Board of Directors relies on the expertise and knowledge of management and our independent auditor in carrying out its oversight responsibilities.  For example, management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Our independent auditor, Marcum LLP, is responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

Report of the Board of Directors Acting as the Audit Committee

The Board of Directors has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2009, and the independent auditor’s report on those financial statements, with management and with our previous independent auditor, Peterson Sullivan LLC (“Peterson”).  The Board of Directors has also discussed with Peterson the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Board of Directors has also received the written disclosures and the letter from Peterson required by applicable requirements of the Public Company Accounting Oversight Board regarding Peterson’s communications with the Board of Directors concerning independence, and has discussed with Peterson that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Board of Directors determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

The Board of Directors:

Richard Rosenblum
Joseph Sierchio
David Stefansky

The Report of the Board of Directors Acting as the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME OF THE COMPANY TO “ALLIQUA, INC.”

The Board of Directors has unanimously approved and is seeking shareholder approval of an amendment to our Articles of Incorporation, as amended, to change the name of the Company to “Alliqua, Inc.”

Reasons for the Name Change Amendment

On May 11, 2010, we consummated the Merger whereby we acquired AquaMed.  As a result of the Merger, a significant portion of our business consists of the business of AquaMed.  AquaMed’s principal business is the manufacturing, marketing, selling and distribution of hydrogel, an aqueous polymer-based radiation ionized gel, which is used in various medical and cosmetic products.  The Board of Directors believes that the name “HepaLife Technologies, Inc.,” with its root in the word “hepatic,” is no longer representative of the totality of our business, since our acquired business is not associated solely with the liver.  The Name Change Amendment is intended to better reflect all the segments of our present day operations and to highlight the focus on water-based technology.

Effects of the Name Change Amendment

If the Name Change Amendment is approved, the name change will be effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Florida.  This amendment will change Article I of the Articles of Incorporation to read in its entirety as follows:

Article I. Name

The name of this Florida corporation is:
Alliqua, Inc.

If the name change becomes effective, the rights of shareholders holding certificated shares under currently outstanding stock certificates and the number of shares represented by those certificates will remain unchanged. The name change will not affect the validity or transferability of any currently outstanding stock certificates nor will it be necessary for shareholders with certificated shares to surrender or exchange any stock certificates they currently hold as a result of the name change. Uncertificated shares currently held in direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “Alliqua, Inc.”

We intend to retain our stock trading symbol “HPLF.OB.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the Name Change Amendment.

The Board of Directors recommends a vote FOR approval of the Name Change Amendment.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010, subject to shareholder ratification.

On May 13, 2010, the board of directors of HepaLife dismissed Peterson as HepaLife’s independent registered public accounting firm.

The reports of Peterson on HepaLife’s financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ending December 31, 2009 and December 31, 2008 and the subsequent period through May 13, 2010, there have been no (i) disagreements with Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson’s satisfaction, would have caused Peterson to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

HepaLife has provided Peterson with a copy of the above disclosures and requested that Peterson furnish HepaLife with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Peterson’s letter, dated May 13, 2010 is filed as Exhibit 16.1 to HepaLife’s Current Report on Form 8-K filed May 15, 2010.

On May 13, 2010, the Board of Directors engaged Marcum LLP as HepaLife’s new independent registered public accounting firm.

During the fiscal years ending December 31, 2009 and December 31, 2008, and the subsequent interim period prior to the engagement of Marcum LLP, HepaLife has not consulted Marcum LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on HepaLife’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Audit Fees

Peterson billed the Company audit fees in the aggregate amount of $44,200 in the year ended December 31, 2009 and $24,582 in the year ended December 31, 2008. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Peterson did not bill the Company any audit-related fees in the years ended December 31, 2009 and 2008.

Tax Fees

Peterson billed the Company tax fees in the aggregate amount of $5,586 in the year ended December 31, 2009 and $11,457 in the year ended December 31, 2008.  These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Peterson did not bill the Company any other fees in the years ended December 31, 2009 and 2008.

Approval of Independent Registered Public Accounting Firm Services and Fees

The Board of Directors considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants.

Representatives of Marcum LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of Peterson will not be present at the annual meeting, have the opportunity to make a statement if they so desire or be available to respond to appropriate questions.

The Board of Directors requests that shareholders ratify the appointment by the Board of Directors of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2010.  In the event that the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board of Directors determines that such a change could be in the best interest of our shareholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Pursuant to rules of the SEC, a shareholder who intends to present a proposal at our next annual meeting of shareholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us  in writing to the attention of the Secretary at HepaLife Technologies, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022.  The proposal must be received no later than August 17, 2011, upon which date such shareholder proposal will be considered untimely.  With respect to other shareholder proposals, management will be able to vote proxies in its discretion without advising shareholders in the 2011 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not received by the Company at its principal executive offices before October 31, 2011.

A copy of HepaLife Technologies, Inc.’s 2009 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to HepaLife Technologies, Inc., 850 Third Avenue, Suite 1801, New York, New York 10022.

Annual Meeting of Shareholders
of
HepaLife Technologies, Inc.

December 20, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The official Notice of Annual Meeting of Shareholders, Proxy Statement and
2010 Annual Report to Shareholders
are available at [ • ]

Please sign, date and mail your proxy card
in the envelope provided as soon as possible.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

1.     PROPOSAL 1:  To elect the nominee listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEE:
☐ FOR THE NOMINEE	Joseph Sierchio
☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2.	PROPOSAL 2:	Approval of the amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to “Alliqua, Inc.”

for	against	abstain
☐	☐	☐

3.	PROPOSAL 3:	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

for	against	abstain
☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) “FOR” THE NOMINEE FOR DIRECTOR, (II) FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME OF THE COMPANY TO “ALLIQUA, INC.”, (III) FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

The undersigned hereby constitutes and appoints Richard Rosenblum and David Stefansky, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of HepaLife Technologies, Inc. held of record by the undersigned on November 12, 2010 at the Annual Meeting of Shareholders to be held at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10020, on December 20, 2010, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card, as more fully described in the notice of the meeting dated November 15 and the proxy statement accompanying such notice. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

Signature of Shareholder	Signature of Shareholder

Date:	Date:

Name shares held in (please print)

Note:
Please sign exactly as your name or names appear in the Company’s stock transfer books.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records.

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